EX-32
             SECTION 1350 CERTIFICATION OF JOHN FLEMING

                    SECTION 1350 CERTIFICATION

In connection with the annual report of GameZnFlix, Inc.
("Company") on Form 10-KSB/A for the year ended December 31, 2003 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that to their knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: January 7, 2005                 /s/  John Fleming
                                       John Fleming, CEO


Dated: January 7, 2005                /s/  Arthur De Joya
                                      Arthur De Joya, CFO